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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of Earliest Event Reported):  January 11, 2002


                           MAIN STREET BANCORP, INC.
                           -------------------------
            (Exact name of registrant as specified in its charter)


                                 PENNSYLVANIA
                                 ------------
                (State or other jurisdiction of incorporation)


             0-24145                            23-2960905
             -------                            ----------
      (Commission file number)              (IRS employer ID)



         601 Penn Street, Reading, PA                       19601
         ----------------------------                       -----
   (Address of principal executive office)               (Zip Code)

      Registrant's telephone number, including area code  (610) 685-1400


                                     NONE
                                     ----
     (Former name, address and fiscal year, if changed since last report.)
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Item 5.  Other Events and Regulation FD Disclosure.

     On January 11, 2002, the Company sent a notice to participants in the Main Street Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan (the "Plan") that, due to the impending merger of the Company with Sovereign Bancorp, Inc., the Plan had been suspended by the Company effective January 9, 2002. A copy of the notice is filed herewith as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

          99 Letter to Main Street Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan participants dated January 11, 2002.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  Main Street Bancorp, Inc.



Date: January 14, 2002            /s/ Brian M. Hartline
                                  ---------------------------------
                                  Brian M. Hartline, President and
                                     Chief Executive Officer
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EXHIBIT INDEX

Exhibit No.         Description
-----------         ------------------------

99 Letter to Main Street Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan participants dated January 11, 2002.